UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                      October 26, 2004

SYMBOL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9802	112308681

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Symbol Plaza, Holtsville, NY	11742

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                      (631) 738-2400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of Symbol Technologies, Inc. (the “Registrant”) amends the Current Report on Form 8-K of the Registrant, dated October 26, 2004, and filed with the Securities and Exchange Commission on said date. This Amendment No. 1 is being filed to amend the earnings reported by the Registrant for the three- and nine-month periods ended September 30, 2004 in the Press Release filed as Exhibit 99.1 to the Current Report on Form 8-K of the Registrant, dated October 26, 2004.

Item 2.02. Results of Operations and Financial Condition.

The Registrant is furnishing herewith its Press Release dated November 15, 2004 disclosing amended earnings for the three- and nine-month periods ended September 30, 2004 and the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     99.1       Press Release, dated November 15, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBOL TECHNOLOGIES, INC. (Registrant)
November 17, 2004	By:	/s/ Mark T. Greenquist
		Name:	Mark T. Greenquist
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
EX-99.1	Press Release, dated November 15, 2004